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                                                                                                                       EXHIBIT 99.7
FORM B1 (OFFICIAL FORM 1) - (REV. 9/01)                                                   2001 USBC, Central District of California
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UNITED STATES BANKRUPTCY COURT                                                    VOLUNTARY PETITION
CENTRAL DISTRICT OF CALIFORNIA
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
                                                             Name of Joint Debtor (Spouse) (Last, First, Middle):
Name of Debtor (if individual, enter Last, First, Middle):   N/A
  WORLDWIDE WIRELESS NETWORKS, INC.
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                                                             All Other Names used by the Joint Debtor in the last 6 years
All Other Names used by the Debtor in the last 6 years       (include married, maiden, and trade names):
 (include married, maiden, and trade names):
  GLOBAL PACIFIC INTERNET, PACIFIC LINK
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Soc. Sec./Tax I.D. No. (if more than one, state all):        Soc. Sec./Tax I.D. No. (if more than one, state all):
  88-0286466 AND 87-0674119
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Street Address of Debtor                                     Street Address of Joint Debtor
 (No. & Street, City, State, & Zip Code):                    (No. & Street, City, State, & Zip Code):
  770 THE CITY DRIVE SOUTH
  SUITE 3700
  ORANGE, CA 92868
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County of Residence or of the                                County of Residence or of the
 Principal Place of Business:  ORANGE COUNTY                 Principal Place of Business:
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Mailing Address of Debtor                                    Mailing Address of Joint Debtor
 (if different from street address):                         (if different from street address):
  SAME AS STREET ADDRESS
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Location of Principal Assets of Business Debtor
  (if different from street address above):
  SAME AS STREET ADDRESS
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                                INFORMATION REGARDING THE DEBTOR (CHECK THE APPLICABLE BOXES)
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Venue  (Check  any  applicable  box)
[x]   Debtor has  been  domiciled  or  has  had a residence, principal place of business,  or  principal  assets  in  this District for 180 days immediately preceding the date of this petition or for a longer part of such 180 days than in any other
      District.
[ ]   There is a bankruptcy case concerning debtor's affiliate, general partner, or  partnership  pending  in  this  District.
[ ]   This petition is being filed by a corporation or partnership under chapter 11  and  the  debtor  acknowledges  that  a  Venue
      Disclosure  Form is required to  be  filed  by  General  Order  97-02.
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       TYPE OF DEBTOR (CHECK ALL BOXES THAT APPLY)                       CHAPTER OR SECTION OF BANKRUPTCY CODE UNDER WHICH
[ ]   Individual(s)      [ ]   Railroad                                         THE PETITION IS FILED (CHECK ONE BOX)
[x]   Corporation        [ ]   Stockbroker
[ ]   Partnership        [ ]   Commodity Broker              [ ]   Chapter 7     [x]   Chapter 11     [ ]   Chapter 13
[ ]   Other _______________________________________________  [ ]   Chapter 9     [ ]   Chapter 12
                                                             [ ]   Sec. 304 - Case ancillary to foreign proceeding
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           NATURE OF DEBTS (CHECK ONE BOX)                                      FILING FEE (CHECK ONE BOX)

[ ]   Consumer/Non-Business [x]   Business                   [x]   Full Filing Fee attached
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   CHAPTER 11 SMALL BUSINESS (CHECK ALL BOXES THAT APPLY)    [ ]   Filing Fee to be paid in installments (Applicable to individuals only) Must attach signed application for the court's
[ ]   Debtor is a small business as defined in 11 U.S.C. 101       consideration certifying that the debtor is unable to pay
                                                                   fee except in installments.
[ ]   Debtor is and elects to be considered a small business       Rule 1006(b). See Official Form No. 3.
      Under 11 U.S.C.   1121(e) (Optional)
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STATISTICAL/ADMINISTRATIVE INFORMATION (ESTIMATES ONLY)

[ ]   Debtor estimates that funds will be available for distribution to unsecured creditors.

[ ]   Debtor estimates that, after any exempt property is excluded and administrative expenses paid, there will be no funds available for distribution to unsecured creditors.
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ESTIMATED NUMBER OF CREDITORS                                                                   |
                                                                                                |
  1-15  16-49  50-99  100-199  200-999  1000-over                                               |
  [ ]    [ ]    [ ]     [x]      [ ]       [ ]                                                  |
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ESTIMATED ASSETS                                                                                |
                                                                                                |
$0 -    $50,001-  $100,001-  $500,001-   $1,000,001-   $10,000,001-  $50,000,001-   More than   |           THIS SPACE FOR
50,000  $100,000  $500,000   $1 million  $10 million   $50 million   $100 million  $100 million |           COURT USE ONLY
  [ ]      [ ]       [x]        [ ]          [ ]          [ ]             [ ]          [ ]      |
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ESTIMATED DEBTS                                                                                 |
                                                                                                |
$0 -    $50,001-  $100,001-  $500,001-   $1,000,001-   $10,000,001-  $50,000,001-   More than   |
50,000  $100,000  $500,000   $1 million  $10 million   $50 million   $100 million  $100 million |
  [ ]      [ ]       [ ]        [ ]          [x]          [ ]             [ ]          [ ]      |
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Form B1 (Official Form 1) Page 2 - (Rev. 9/01)                                            2001 USBC, Central District of California
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VOLUNTARY PETITION                                           Name of Debtor(s):                                     FORM B1, Page 2
(This page must be completed and filed in every case)          WORLDWIDE WIRELESS NETWORKS, INC.
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                  Prior Bankruptcy Case Filed Within Last 6 Years (If more than one, attach additional sheet)
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Location     N/A                                             Case Number:                         Date Filed:

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    Pending Bankruptcy Case Filed by any Spouse, Partner or Affiliate of this Debtor (If more than one, attach additional sheet)
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Name of Debtor:     N/A                                      Case Number:                         Date Filed:

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District:                                                    Relationship:                        Judge:
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                                                       Signatures
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       Signature(s) of Debtor(s) (Individual/Joint)                                    Exhibit A

I declare under penalty of perjury that the information      (To be completed if debtor is required to file periodic reports (e.g.,
provided in this petition is true and correct. [If           forms 10K and 10Q) with the Securities and Exchange Commission
petitioner is an individual whose debts are primarily        pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
consumer debts and has chosen to file under chapter 7]       and is requesting relief under chapter 11)
I am aware that I may proceed under chapter 7, 11, 12
or 13 or title 11, United States Code, understand the        [x]   Exhibit A is attached and made a part of this petition.
relief available under each such chapter, and choose to      -=====================================================================
proceed under chapter 7.                                                               Exhibit B

I request relief in accordance with the chapter of title     (To be completed if debtor is an individual whose debts are primarily
11, United States Code, specified in this petition.          consumer debts) I, the attorney for the petitioner named in the
X _________________________________________________________  foregoing petition, declare that I have informed the petitioner that
  Signature of Debtor                                        [he or she] may proceed under chapter 7, 11, 12, or 13 of title 11,
                                                             United States Code, and have explained the relief available
X _________________________________________________________  under each such chapter.
  Signature of Joint Debtor
                                                             X ___________________________________  ________________________
  _________________________________________________________    Signature of Attorney for Debtor(s)  Date
  Telephone Number (If not represented by attorney)          ======================================================================
                                                                                       Exhibit C
  _________________________________________________________
  Date                                                       Does the debtor own or have possession of any property that poses or
===========================================================  is alleged to pose a threat of imminent and identifiable harm
               Signature of Attorney                         to public health or safety?

X _________________________________________________________  [x]   Yes, and Exhibit C is attached and made a part of this petition.
  Signature of Attorney for Debtor(s)                        [ ]   No
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  R. GIBSON PARTNER                                                      Signature of Non-Attorney Petition Preparer
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  Printed Name of Attorney for Debtor(s)                     I certify that I am a bankruptcy petition preparer as defined in 11
                                                             U.S.C.   110, that I prepared this document for compensation, and
  PAGTER AND MILLER                                          that I have provided the debtor with a copy of this document.
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  Firm Name                                                  _______________________________________________________________
                                                             Printed Name of Bankruptcy Petition Preparer
  1551 NORTH TUSTIN AVENUE, SUITE 850
  ---------------------------------------------------------  _______________________________________________________________
  Address                                                    Social Security Number
  SANTA ANA, CA  92705
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  714-541-6072                                               Address
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  Telephone Number                                           _______________________________________________________________

  -----------------------------  --------------------------  Names and Social Security numbers of all other individuals
  Date                           Bar Number                  who prepared or assisted in preparing this document:
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       Signature of Debtor (Corporation/Partnership)

I declare under penalty of perjury that the information
provided in this petition is true and correct, and that I    If more than one person prepared this document, attach additional have been authorized to file this petition on behalf of the  sheets conforming to the appropriate official form for each person.
debtor.
                                                             X _____________________________________________________________
The debtor requests relief in accordance with the chapter of   Signature of Bankruptcy Petition Preparer
title 11, United States Code, specified in this petition.
                                                               _____________________________________________________________
X                                                              Date
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  Signature of Authorized Individual                         A bankruptcy petition preparer's failure to comply with the provisions of title 11 and the Federal Rules of Bankruptcy Procedure may result
  JERRY COLLAZO                                              in fines or imprisonment or both. 11 U.S.C.   110; 18 U.S.C.   156.
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  Printed Name of Authorized Individual

  PRESIDENT
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  Title of Authorized Individual

  -------------------------------------------------------
  Date
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